Supplement to the
                      Individual and Group Prospectuses of
                    Lincoln National Variable Annuity Fund A
                              Dated April 30, 2008



At its December 8-9, 2008 meeting, the Board of Managers of Lincoln National Variable Annuity Fund A ("Fund A") considered and approved an Agreement and Plan of Reorganization ("Reorganization Agreement") relative to Fund A. The Reorganization Agreement provides for the transfer of assets and certain liabilities of Fund A to the LVIP Delaware Growth and Income Fund ("LVIP G&I Fund"), a series of Lincoln Variable Insurance Products Trust, in exchange for Standard Class shares of the LVIP G & I Fund and the restructuring of Fund A into a unit investment trust ("Reorganization"). The insurance obligations associated with Fund A such as death benefits, surrender benefits, and annuity payments, will remain as liabilities of Fund A.

The Board of Managers of Fund A determined that the Reorganization is in the best interests of the contract owners and certificate holders of Fund A (collectively, the "Participants") and the interests of the Participants will not be diluted as a result of the Reorganization. The Board of Trustees responsible for the LVIP G&I Fund also approved the Reorganization Agreement.

The Participants of Fund A will be asked to vote to approve the Reorganization. If the Participants approve the Reorganization, it is expected to take place in the second quarter of 2009.





This supplement is dated February 13, 2009.



                 Please keep this Supplement with your records.